UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2013
Accretive Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611

(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 26, 2013, Accretive Health, Inc. issued a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 8.01 Other Events.

     On February 26, 2013, Accretive Health, Inc. issued a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release issued by the Company on February 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.
Date:	February 26, 2013	By:	/s/ John T. Staton
John T. Staton
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1 Press Release issued by the Company on February 26, 2013.